SUPPLEMENT DATED NOVEMBER 13, 2009
TO THE PROSPECTUS FOR PACIFIC LIFE FUNDS DATED JULY 1, 2009

This supplement revises the Pacific Life Funds (Fund) prospectus dated July 1, 2009 (Prospectus). The changes within this supplement are currently in effect, except as otherwise noted. This supplement must be preceded or accompanied by the Fund Prospectus. Remember to review the Prospectus for other important information.

ABOUT THE MANAGERS

PL Floating Rate Loan Fund — The manager description and biographical information, on page 63 of the Prospectus, regarding a proposed reorganization that was not implemented, for Highland Capital Management, L.P., are deleted in their entirety and replaced with the following:

Highland Capital Management, L.P.

13455 Noel Road, Suite 900, Dallas, Texas 75240

Highland Capital Management, L.P. (Highland) is controlled by James Dondero and Mark Okada by virtue of their respective share ownership and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Highland manages leveraged loans, high yield bonds, structured products, equities, and other assets for banks, insurance companies, pension plans, foundations, individuals, investment companies and other pooled investment vehicles. As of September 30, 2009, Highland’s total assets under management were approximately $24.7 billion.

PL FLOATING RATE LOAN FUND

Mark Okada, CFA (Since inception/2008)	Co-founder of Highland and chief investment officer since inception in 1993. Mr. Okada is responsible for overseeing Highland’s investment activities for its various strategies. He has over 20 years of experience in the credit markets. Mr. Okada has a BA from the University of California at Los Angeles. Mr. Okada served as the portfolio manager since its inception, had overseen the fund’s management during the interim period and has now rejoined as portfolio manager.

R. Joseph Dougherty, CFA, CPA (Since inception/2008)	Team leader of Highland since 2002. Mr. Dougherty also serves as trustee of Highland’s NYSE-listed fund and its other 1940 Act registered funds. He has over 11 years of investment experience and has been a portfolio manager for over 7 years. Mr. Dougherty has a BS from Villanova University and an MBA from Southern Methodist University.

PL International Large-Cap Fund — The biographical information on page 64 of the Prospectus, regarding David R. Mannheim is deleted and replaced with the following:

Daniel Ling, CFA (Since 2009)	Investment officer and portfolio manager of MFS since 2009. From 2006-2009, Mr. Ling was a global equity research analyst of MFS. From 2001-2006, he worked as an investment manager for Lion Capital Management in Singapore. He has over 10 years of investment experience. Mr. Ling, who is based in Singapore, holds a BA from Nanyang Technological University.

PL Comstock Fund — The following information is added to the manager description on page 66 of the Prospectus, regarding Van Kampen:

On October 19, 2009, Invesco Ltd. announced that it entered into a definitive agreement to acquire the retail asset management business of Morgan Stanley Investment Management Inc. The transaction includes a sale of the part of the asset management business that sub-advises certain funds managed by Van Kampen, and is subject to certain approvals and other conditions prior to closing. The transaction is currently expected to close in mid-2010, and upon closing, may cause the Fund’s sub-advisory agreement with Morgan Stanley Investment Management Inc., with respect to the PL Comstock Fund, to terminate. In light of this, the Fund’s board of trustees may be asked to consider and approve a new sub-advisory agreement with an affiliate of the purchaser, which would be presented to the Fund’s Board at an upcoming board meeting.

Form No.	PLFSUP1109

SUPPLEMENT DATED NOVEMBER 13, 2009 TO THE
PACIFIC LIFE FUNDS STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 2009

This supplement revises the Pacific Life Funds Statement of Additional Information dated July 1, 2009 (SAI). The changes within this supplement are currently in effect. This supplement must be preceded or accompanied by the SAI. Remember to review the SAI for other important information.

ADDITIONAL INVESTMENT POLICIES OF THE FUNDS section —

The first sentence in the first paragraph of the PL Short Duration Bond Fund subsection, on page 3 of the SAI, (which begins “In addition to the investment policies and techniques...”) is deleted and replaced with the following:

In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: adjustable rate mortgage loans (ARMS) and real estate mortgage investment conduits (REMICs); asset-backed securities (including but not limited to those issued or guaranteed by U.S. government agencies, instrumentalities or sponsored entities); zero coupon bonds; deferred interest bonds; payment-in-kind bonds (PIKs); variable and floating rate securities; when issued or delayed delivery securities; Yankee bonds, see “Foreign Securities”; Eurobonds; and preferred stock. The Fund may also invest in foreign securities, including, but not limited to, foreign securities guaranteed by a foreign government.

INFORMATION ABOUT THE FUND MANAGERS section —

The information in the Fund Management Firms subsection regarding Highland Capital Management, L.P. (Highland), the manager of the PL Floating Rate Loan Fund, on page 60 of the SAI regarding a proposed reorganization that was not implemented, is deleted in its entirety and replaced with the following:

Highland is controlled by James Dondero and Mark Okada by virtue of their respective share ownership and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Highland manages leveraged loans, high yield bonds, structured products, equities, and other assets for banks, insurance companies, pension plans, foundations, individuals, investment companies and other pooled investment vehicles.

In the Other Accounts Managed subsection beginning on page 74 of the SAI, the information in the Asset Based Fees and the Performance Based Fees tables regarding Brad Borud, with respect to the PL Floating Rate Loan Fund, and David R. Mannheim, with respect to the PL International Large-Cap Fund, is deleted. The following tables provide information for the new fund managers:

	ASSET BASED FEES AS OF 9/30/09
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

PL Floating Rate Loan

Mark Okada	1	$913,037,000	27	$16,504,000,000	None	N/A

PL International Large-Cap

Daniel Ling	10	$7,875,488,443	1	$152,858,010	24	$5,109,198,167

	PERFORMANCE BASED FEES AS OF 9/30/09
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

PL Floating Rate Loan

Mark Okada	None	N/A	24	$15,895,000,000	None	N/A

PL International Large-Cap

Daniel Ling	None	N/A	None	N/A	1	$363,914,006

Form No.	PLFSAI1109